UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to § 240.14a-12

BIOSCRIP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐  No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☑	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SPECIAL MEETING OF STOCKHOLDERS OF BIOSCRIP, INC. To be held on ______________, 2010 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Proxy Statement and Proxy Card are available at www.bioscrip.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030000003000000000 1 032510 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN PROPOSAL 1. Election of Directors: PROPOSAL 1. To approve the issuance of up to approximately 12.9 million shares of BioScrip common stock, par value NOMINEES: FOR ALL NOMINEES O Charlotte W. Collins $0.0001 per share (subject to increase as described in the O Louis T. DiFazio accompanying proxy statement if net indebtedness of WITHHOLD AUTHORITY O Richard H. Friedman Critical Homecare Solutions Holdings, Inc., or CHS, is less FOR ALL NOMINEES O Myron Z. Holubiak than $132 million at closing), as well as 3,400,945 shares of O David R. Hubers common stock to be issued upon exercise of warrants to be FOR ALL EXCEPT O Richard L. Robbins (See instructions below) issued to the stockholders and certain optionholders of O Stuart A. Samuels CHS, pursuant to the Agreement and Plan of Merger dated O Steven K. Schelhammer as of January 24, 2010, by and among BioScrip, Camelot Acquisition Corp., CHS, Kohlberg Investors V, L.P. and the stockholders of CHS. PROPOSAL 2. To approve an adjournment of the special meeting of BioScrip stockholders for a period of not more INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” than 30 days, if necessary, to solicit additional proxies in the and fill in the circle next to each nominee you wish to withhold, as shown here: event that there are not sufficient votes at the time of the special meeting of BioScrip stockholders to approve Proposal No. 1. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS To change the address on your account, please check the box at the right THEREOF. and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF BIOSCRIP, INC. To be held on _____________, 2010 PROXY VOTING INSTRUCTIONS INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any COMPANY NUMBER touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. ACCOUNT NUMBER Vote online/phone until 8:30 am Eastern Time on the day of the meeting. MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON — You may vote your shares in person by attending the Special Meeting. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Proxy Statement and Proxy Card are available at www.bioscrip.com Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030000003000000000 1 032510 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN PROPOSAL 1. Election of Directors: PROPOSAL 1. To approve the issuance of up to approximately 12.9 million shares of BioScrip common stock, par value NOMINEES: FOR ALL NOMINEES O Charlotte W. Collins $0.0001 per share (subject to increase as described in the O Louis T. DiFazio accompanying proxy statement if net indebtedness of WITHHOLD AUTHORITY O Richard H. Friedman Critical Homecare Solutions Holdings, Inc., or CHS, is less FOR ALL NOMINEES O Myron Z. Holubiak than $132 million at closing), as well as 3,400,945 shares of O David R. Hubers common stock to be issued upon exercise of warrants to be FOR ALL EXCEPT O Richard L. Robbins (See instructions below) issued to the stockholders and certain optionholders of O Stuart A. Samuels CHS, pursuant to the Agreement and Plan of Merger dated O Steven K. Schelhammer as of January 24, 2010, by and among BioScrip, Camelot Acquisition Corp., CHS, Kohlberg Investors V, L.P. and the stockholders of CHS. PROPOSAL 2. To approve an adjournment of the special meeting of BioScrip stockholders for a period of not more INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” than 30 days, if necessary, to solicit additional proxies in the and fill in the circle next to each nominee you wish to withhold, as shown here: event that there are not sufficient votes at the time of the special meeting of BioScrip stockholders to approve Proposal No. 1. JOHN SMITH 1234 MAIN STREET APT. 203 THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS NEW YORK, NY 10038 DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS To change the address on your account, please check the box at the right THEREOF. and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0 PROXY CARD THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS BIOSCRIP, INC. SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ___2010 The undersigned stockholder of BIOSCRIP, INC., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement dated ___, 2010, and hereby revokes all prior proxies and appoints Richard H. Friedman and Barry A. Posner, or any one of them, proxies and attorneys-in-fact, with full powers to each of substitution and resubstitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held on ___, 2010, at ___, local time, at BioScrip’s executive offices located at 100 Clearbrook Road, Elmsford, New York 10523, and at any adjournments thereof, and to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and upon such other matters as may properly come before the Special Meeting or any adjournments thereof, hereby revoking any proxies heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ON THE REVERSE SIDE HEREOF IN FAVOR OF MANAGEMENT’S RECOMMENDATIONS AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS SAID PROXIES DEEM ADVISABLE AND IN THE BEST INTEREST OF THE COMPANY. (IMPORTANT — TO BE MARKED, SIGNED AND DATED ON REVERSE SIDE) 14475